Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated November 15, 2021, to the prospectus dated May 1, 2021 for:

•	Equitable AdvantageSM
•	VUL LegacySM
•	VUL OptimizerSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Effective immediately, the fourth paragraph in the section titled “Suicide and certain misstatements” is deleted in its entirety and replaced with the following:

If the insured person’s age or sex has been misstated on any application, and we become aware of this fact while the insured person is alive, we will not make a retrospective recalculation of the policy account. Future monthly deductions from the policy account will be based upon the rates for the correct age and sex. If the insured person’s age or sex has been misstated on any application, and we become aware of this fact on or after the date of death of the insured person, the death benefit and any benefits provided by riders to this policy will be those which would be purchased by the most recent deduction for the cost of insurance, and the cost of any benefits provided by riders, at the rates for the correct age and sex.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2021 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

EVM-49-21 (10/21)	Catalog No. 162762 (10/21)
VUL Optimizer / VUL Legacy / Equitable Advantage	#254858